                                                                    Exhibit 10.7



================================================================================

                                  MIDCOM TOWER
                                       AT
                                1111 THIRD AVENUE

                                 LEASE AGREEMENT

                                     BETWEEN

                         WRIGHT RUNSTAD PROPERTIES L. P.
                                    LANDLORD

                                       AND

                           PROGRESSIVE NETWORKS, INC.
                                     TENANT

================================================================================

                                TABLE OF CONTENTS

1.  LEASE DATA AND EXHIBITS................................................1
(A) BUILDING...............................................................1
(B) PREMISES...............................................................1
(C) TENANT'S PRO RATA SHARE:...............................................1
(D) BASIC PLANS DELIVERY DATE:.............................................1
(E) FINAL PLANS DELIVERY DATE:.............................................1
(F) COMMENCEMENT DATE:.....................................................1
(G) EXPIRATION DATE:.......................................................1
(H) RENT:..................................................................1
(I) SECURITY DEPOSIT:......................................................1
(J) BASE YEAR:.............................................................2
(K) TENANT'S LEASING BROKER/AGENT:.........................................2
(L) PARKING:...............................................................2
(M) NOTICE ADDRESSES:......................................................2
(N) PAYMENT ADDRESS:.......................................................2
(O) EXHIBITS:..............................................................2
2.  PREMISES:..............................................................2
3.  COMMENCEMENT AND EXPIRATION DATES:.....................................2
(A) COMMENCEMENT DATE:.....................................................2
(B) DELAYS:................................................................3
(C) CONFIRMATION OF COMMENCEMENT DATE:.....................................3
(D) EXPIRATION DATE:.......................................................3
4.  ACCEPTANCE OF PREMISES:................................................3
5.  RENT AND ADDITIONAL RENT:..............................................3
6.  SECURITY DEPOSIT:......................................................3
7.  PARKING:...............................................................4
8.  USES:..................................................................4
9.  SERVICES AND UTILITIES:................................................4
(A) STANDARD SERVICES:.....................................................4
(B) NORMAL BUSINESS HOURS:.................................................5
(C) INTERRUPTION OF SERVICES:..............................................5
(D) ADDITIONAL SERVICES:...................................................5
(E) COSTS OF ADDITIONAL SERVICES:..........................................5
10. COSTS OF OPERATIONS AND REAL ESTATE TAXES:.............................6
(A) ADDITIONAL RENT:.......................................................6
(B) DEFINITIONS:...........................................................6
(C) ESTIMATED COSTS:.......................................................6
(D) ACTUAL COSTS:..........................................................7
(E) RECORDS AND ADJUSTMENTS:...............................................7
(F) PERSONAL PROPERTY TAXES:...............................................7
11. CARE OF PREMISES:......................................................7
12. ACCESS:................................................................8
13. DAMAGE OR DESTRUCTION:.................................................8
(A) DAMAGE AND REPAIR:.....................................................8
(B) DESTRUCTION DURING LAST YEAR OF TERM:..................................8
(C) TENANT IMPROVEMENTS:...................................................8
14. WAIVER OF SUBROGATION:.................................................9
15. INDEMNIFICATION:.......................................................9
16. INSURANCE:.............................................................9
(A) LIABILITY INSURANCE:...................................................9
(B) PROPERTY INSURANCE:....................................................9
(C) INSURANCE POLICY REQUIREMENTS:........................................10
(D) CERTIFICATE OF INSURANCE:.............................................10
(E) PRIMARY POLICIES:.....................................................10
17. ASSIGNMENT AND SUBLETTING:............................................10
(A) ASSIGNMENT OR SUBLEASE:...............................................10
(B) LANDLORD RIGHT TO TERMINATE PORTION OF LEASE:.........................10
(C) TENANT TRANSFER OF LEASE:.............................................10
(D) ASSIGNEE OBLIGATIONS:.................................................11
(E) SUBLESSEE OBLIGATIONS:................................................11
18. SIGNS:................................................................11
19. LIENS AND INSOLVENCY:.................................................11
(A) LIENS:................................................................11
(B) INSOLVENCY:...........................................................11
20. DEFAULT:..............................................................11
(A) CUMULATIVE REMEDIES:..................................................12
(B) TENANT'S RIGHT TO CURE:...............................................12

(C) ABANDONMENT:..........................................................12
(D) LANDLORD'S REENTRY:...................................................12
(E) RELETTING THE PREMISES:...............................................12
(F) TRADE FIXTURES:.......................................................13
21. PRIORITY:.............................................................13
22. SURRENDER OF POSSESSION:..............................................13
23. REMOVAL OF PROPERTY:..................................................13
24. NON-WAIVER:...........................................................14
25. HOLDOVER:.............................................................14
26. CONDEMNATION:.........................................................14
(A) ENTIRE TAKING:........................................................14
(B) CONSTRUCTIVE TAKING OF ENTIRE PREMISES:...............................14
(C) PARTIAL TAKING:.......................................................14
(D) AWARDS AND DAMAGES:...................................................15
27. NOTICES:..............................................................15
28. COSTS AND ATTORNEYS FEES:.............................................15
29. LANDLORD'S LIABILITY:.................................................15
30. ESTOPPEL CERTIFICATES:................................................15
31. TRANSFER OF LANDLORD'S INTEREST:......................................16
32. RIGHT TO PERFORM:.....................................................16
33. QUIET ENJOYMENT:......................................................16
34. CORPORATE AUTHORITY:..................................................16
35. HAZARDOUS MATERIALS:..................................................16
(A) TENANT OBLIGATIONS:...................................................16
(B) LANDLORD OBLIGATIONS:.................................................17
36. TELECOMMUNICATIONS LINES AND EQUIPMENT:...............................17
(A) LOCATION OF TENANT'S EQUIPMENT AND LANDLORD CONSENT:..................17
(B) LANDLORD'S COMMON SPACES:.............................................19
(C) INDEMNIFICATION:......................................................19
(D) LIMITATION OF LIABILITY:..............................................19
(E) ELECTROMAGNETIC FIELDS:...............................................20
37. GENERAL:..............................................................20
(A) HEADINGS:.............................................................20
(B) SUCCESSORS AND ASSIGNS:...............................................20
(C) PAYMENT OF BROKERS:...................................................20
(D) ENTIRE AGREEMENT:.....................................................20
(E) SEVERABILITY:.........................................................20
(F) OVERDUE PAYMENTS:.....................................................20
(G) FORCE MAJEURE:........................................................20
(H) RIGHT TO CHANGE PUBLIC SPACES:........................................21
(I) GOVERNING LAW:........................................................21
(J) BUILDING DIRECTORY:...................................................21
(K) BUILDING NAME:........................................................21

                                 LEASE AGREEMENT
                                 MIDCOM TOWER AT
                                1111 THIRD AVENUE

THIS LEASE made this 4TH day of MARCH, 1996, between WRIGHT RUNSTAD PROPERTIES
L. P., a Delaware limited partnership ("Landlord"), and PROGRESSIVE NETWORKS, INC., a Washington corporation ("Tenant").

As parties hereto, Landlord and Tenant agree:

1.   LEASE DATA AND EXHIBITS

The following terms as used herein shall have the meanings provided in this Section l, unless otherwise specifically modified by provisions of this Lease:

(a)  BUILDING

         Known as MIDCOM TOWER AT 1111 THIRD AVENUE, or such other name as Landlord may designate from time to time, situated on a portion of the real property more particularly described in Section 2 hereof, with an address of 1111 Third Avenue, Seattle, Washington 98101.

(b)  PREMISES

         Consisting of the area on the FIFTH (5TH) floor of the Building, as outlined on the floor plan attached hereto as Exhibit A, including tenant improvements IN "AS IS" CONDITION.

(c)  TENANT'S PRO RATA SHARE:

         Landlord and Tenant agree that, for purposes of this Lease, the net rentable area of the Premises is deemed to be AT LEAST 13,000 SQUARE FEET INITIALLY and Tenant's Pro Rata Share of the Building is deemed to be AT LEAST 2.46% INITIALLY. THE NET RENTABLE AREA OF THE BUILDING IS DEEMED TO BE 528,282 SQUARE FEET. SEE ALSO EXHIBIT C.

     "NET RENTABLE SQUARE FEET" AND "RENTABLE AREA" AS USED HEREIN SHALL MEAN "RENTABLE AREA" AS DEFINED IN BOMA AMERICAN NATIONAL STANDARD Z65.1-1980 (REPRINTED MAY 1981).

(d)  BASIC PLANS DELIVERY DATE:

         NA

(e)  FINAL PLANS DELIVERY DATE:

         NA

(f)  COMMENCEMENT DATE:

         APRIL 1, 1996, OR UPON OCCUPANCY, IF EARLIER.

(g)  EXPIRATION DATE:

         APRIL 30, 2001, OR SUCH LATER DATE AS MAY BE ESTABLISHED BY TENANT'S EXERCISE OF ITS OPTION(S) TO EXTEND THE TERM OF THIS LEASE PURSUANT TO SECTION 5 OF EXHIBIT C.

(h)  RENT:

     SEE EXHIBIT C, ITEM 2.

(i)  SECURITY DEPOSIT:

         $     NA
          ------------

(j)  BASE YEAR:

          For purposes of this Lease, the Base Year shall be: 1996 FOR THE INITIAL TERM OF THE LEASE. THE BASE YEAR FOR THE FIRST EXTENDED TERM SHALL BE THE FIRST YEAR OF THE FIRST EXTENSION OPTION PERIOD, AND THE BASE YEAR FOR THE SECOND EXTENDED TERM SHALL BE THE FIRST YEAR OF THE SECOND EXTENSION OPTION PERIOD.

(k)  TENANT'S LEASING BROKER/AGENT:

         MARTIN SMITH INC.

(l)  PARKING:

         Tenant shall have the right to purchase ONE (1) permit to park automobiles in the Building garage PER 1,200 NET RENTABLE SQUARE FEET ON WHICH TENANT IS PAYING RENT. PARKING SHALL BE on an unassigned self-park (or executive valet) basis (as designated by Landlord from time to time) at the prevailing monthly rates established by Landlord from time to time.

(m)  NOTICE ADDRESSES:

         Landlord:     Wright Runstad Properties L. P.
                       1111 Third Avenue, Suite 2730
                       Seattle, Washington 98101

         Tenant:       Progressive Networks, Inc.
                       1111 Third Avenue, Suite 500
                       Seattle, Washington 98101

(n)  PAYMENT ADDRESS:

                       Wright Runstad Properties L. P.
                       P.O. Box 94023
                       Seattle, Washington 98124-9423

(o)  EXHIBITS:

     The following exhibits or riders are made a part of this Lease:

         Exhibit A -  Floor Plan of Premises
         Exhibit C -  Addendum to Lease
         Exhibit D -  Subordination Agreement
         Exhibit E -  Satellite Antenna locations
         Exhibit F -  Rate Schedule

2.   PREMISES:

Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section l(b) hereof as shown on Exhibit A attached hereto and incorporated herein, together with rights of ingress and egress over common areas in the Building located on the land ("Land") more particularly described as:

    Lots 2, 3, 6 and 7; Block 14, C.D. Boren's Addition, City of Seattle, King County, State of Washington.

3.   COMMENCEMENT AND EXPIRATION DATES:

(A)  COMMENCEMENT DATE:

THE COMMENCEMENT DATE SHALL BE THE DATE SPECIFIED IN SECTION 1(F).

(B)  DELAYS:

[INTENTIONALLY DELETED]

(C)  CONFIRMATION OF COMMENCEMENT DATE:

     Landlord shall confirm the COMMENCEMENT DATE to Tenant in writing.

(D)  EXPIRATION DATE:

     This Lease shall expire on the date specified in Section l(g).

4.   ACCEPTANCE OF PREMISES:

[INTENTIONALLY DELETED]

5.   RENT AND ADDITIONAL RENT:

     STARTING MAY 1, 1996, Tenant shall pay Landlord without notice the Rent stated in Section l(h) hereof and Additional Rent as provided in Section 9 and
Section 10 and any other payments due under this Lease without deduction or offset in lawful money of the United States in advance on or before the first day of each month at Landlord's Payment Address set forth in Section 1(n) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and Additional Rent for any partial month at the beginning or end of the Lease term shall be prorated in proportion to the number of days in such month. All amounts which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed Additional Rent hereunder and, in the event of nonpayment thereof, Landlord shall have all remedies provided for in the case of nonpayment of Rent.

6.   SECURITY DEPOSIT:

[INTENTIONALLY DELETED]

7.   PARKING:

     Use of parking in the Building by Tenant shall be subject to such reasonable rules and regulations as Landlord or its parking operator, or the City of Seattle may publish from time to time. Tenant shall provide Landlord with thirty (30) days prior written notice of the number of parking permits required by Tenant, up to the maximum number specified in Section 1(l), and of any changes in those requirements. Short-term hourly parking shall be offered on a space available basis during Normal Business Hours except Saturdays [as defined in Section 9(b)], and except Sundays or legal holidays, for Tenant's clients and customers.

8.   USES:

     The Premises are to be used only for general office purposes, THE OPERATION OF COMPUTER SERVERS, A VIDEO RECORDING STUDIO, A SOUND RECORDING STUDIO, AND RELATED ACTIVITIES ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its sole discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a first-class office building or is inconsistent with any restriction on use of the Premises, the Building, or the Land contained in any lease, mortgage, or other instrument or agreement by which the Landlord is bound or to which any of such property is subject. Tenant shall not commit any act that will increase the then existing cost of insurance on the Building without Landlord's consent. Tenant shall promptly pay upon demand the amount of any increase in insurance costs caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Building or which is unlawful. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise, vibration or fumes. If Tenant shall permit smoking in the Premises, in compliance with any applicable laws or regulations, Tenant shall be required to install, at Tenant's sole cost, special tenant improvements designed to alleviate the spread of smoke outside the Premises, including extending demising walls from structure to structure and installing a dedicated exhaust system for the Premises in compliance with any applicable laws or regulations. If any of Tenant's office machines or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations (not inconsistent with the terms of this Lease) as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein.

9.   SERVICES AND UTILITIES:

(a)  STANDARD SERVICES:

     Landlord shall maintain the Premises and the public and common areas of the Building in good order and condition consistent with the operation and maintenance of a first-class office building in downtown Seattle, Washington. Landlord shall furnish the Premises with electricity for normal office use, including lighting and operation of low power usage office machines, water and elevator service at all times during the term of the Lease. IN ADDITION, LANDLORD SHALL PROVIDE ADDITIONAL ELECTRICAL SERVICE AT TENANT'S REQUEST , PROVIDED TENANT PAYS THE COST THEREOF. Landlord shall also provide lamp replacement service for building standard light fixtures, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service. No janitorial service shall be provided for

Saturdays, Sundays or legal holidays. The costs of any janitorial or other service provided by Landlord to Tenant which are in addition to the services ordinarily provided MAJOR Building tenants shall be repaid by Tenant as Additional Rent upon receipt of billings therefor. LANDLORD SHALL PROVIDE SECURITY PERSONNEL AND SERVICES TYPICAL OF CLASS A BUILDINGS IN DOWNTOWN SEATTLE.

(b)  NORMAL BUSINESS HOURS:

     From 7:00 a.m. to 6:00 p.m. on weekdays and from 8:00 a.m. to 1:00 p.m. on Saturdays, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish to the Premises heat and air conditioning. If requested by Tenant, Landlord shall furnish heat and air conditioning at times other than Normal Business Hours and the cost of such services as estimated by Landlord shall be paid by Tenant as Additional Rent. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the term of this Lease (24 hours of all days) reasonable access to the Premises. LANDLORD SHALL, AT THE REQUEST OF TENANT PROGRAM THE SECURITY ACCESS SYSTEMS TO RESTRICT ELEVATOR ACCESS TO THOSE FLOORS ON WHICH TENANT IS THE SOLE OCCUPANT.

(c)  INTERRUPTION OF SERVICES:

     Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever OTHER THAN LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder; provided, however, if such interruption or failure shall continue for THREE (3) business days, Tenant's Rent hereunder shall thereafter abate to the extent the Premises are thereby rendered untenantable for Tenant's normal business operations until such services are restored. Landlord shall use its best efforts in good faith to minimize any disruption of Tenant's use of the Premises arising from any interruption or failure of services.

(d)  ADDITIONAL SERVICES:

     The Building mechanical system is designed to accommodate heating loads generated by lights and equipment using up to 2.8 watts per square foot. Before installing lights and equipment in the Premises which WILL CAUSE the aggregate ACTUAL LOADS IN THE PREMISES TO EXCEED AN AVERAGE OF 2.8 WATTS PER SQUARE FOOT, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant shall agree to pay the costs of Landlord for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment or lights. LANDLORD HEREBY APPROVES TENANT'S INSTALLATION OF ALL COMPUTERS, SOUND STUDIO EQUIPMENT AND SERVICES WHICH TENANT REQUIRES FOR THE OPERATION OF ITS BUSINESS, PROVIDED, HOWEVER THAT IF THE ACTUAL LOADS IN THE PREMISES ARE IN EXCESS OF 2.8 WATTS PER SQUARE FOOT, TENANT SHALL PAY THE COST OF LANDLORD FOR INSTALLATION OF SUPPLEMENTARY AIR CONDITIONING CAPACITY OR ELECTRICAL SYSTEMS AS NECESSITATED BY SUCH EQUIPMENT OR LIGHTS.

(e)  COSTS OF ADDITIONAL SERVICES:

     In addition, Tenant shall in advance, on the first day of each month during the Lease term, pay Landlord as Additional Rent the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or lights and the reasonable amount estimated by Landlord as the costs of operation and maintenance of supplementary air conditioning units necessitated by Tenant's use of such equipment or lights. Landlord shall be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning systems resulting from such equipment or lights and from Tenant's after-hours heating, ventilation and air conditioning service requirements. Tenant shall comply with Landlord's reasonable instructions for the use of drapes, blinds and thermostats in the Building.

(f) LANDLORD SHALL PROVIDE AFTER-HOURS HVAC SERVICE TO EACH FLOOR ON WHICH THE PREMISES ARE LOCATED WHICH CAN BE ACTIVATED BY TENANT BY A SWITCH ON EACH FLOOR FOR A THREE HOUR (OR LESS) DURATION). TENANT SHALL REIMBURSE LANDLORD THE REASONABLE COSTS OF INSTALLATION AND PROGRAMMING OF THE SWITCH SYSTEM AND WILL PAY THE THEN-CURRENT PER HOUR COSTS, AS REASONABLY ESTIMATED BY LANDLORD (CURRENTLY ESTIMATED TO BE $12.00 PER HOUR PER FLOOR), FOR AFTER-HOURS HVAC.

10. COSTS OF OPERATIONS AND REAL ESTATE TAXES:

(A)  ADDITIONAL RENT:

     Tenant shall pay as Additional Rent its pro rata share of increases in taxes and operating costs in excess of taxes and operating costs in the Base Year ("Base Amounts"). Operating costs shall be adjusted to reflect 100% occupancy in the Building.

(B)  DEFINITIONS:

         (i) For the purposes of this section, "Taxes" shall mean taxes and assessments (including special district levies) on real and personal property payable during any calendar year or fiscal year, based on the actual assessment period, with respect to the Land, the Building and all property of Landlord, real or personal, used directly in the operation of the Building and located in or on the Building, together with any taxes levied or assessed in addition to or in lieu of any such taxes or any tax upon leasing of the Building or the rents collected (excluding any net income or franchise tax) ("Taxes").

         (ii) For purposes of this Section, "Operating Costs" or "Costs" shall mean all expenses of Landlord for maintaining, operating and repairing the Land and Building and the personal property used in connection therewith, including without limitation insurance premiums, utilities, REASONABLE management fees and other expenses which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building ("Operating Costs" or "Costs"); excluding, however: (I) Costs of any special services rendered to individual tenants for which a separate charge is collected; (II) leasing commissions and other leasing expenses; (III) Costs of improvements required to be capitalized in accordance with generally accepted accounting principals, except Operating Costs shall include amortization of capital improvements (A) made subsequent to initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, or providing savings in the cost of operating the Building; or, (B) which are reasonably responsive to requirements imposed with respect to the Building under any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law, or any new interpretation of an existing law ("new interpretation"), which amendment, law or new interpretation is adopted or arose after the Commencement Date of this Lease; (IV) INTEREST AND AMORTIZATION OF PRINCIPAL OF MORTGAGES, AND OTHER DEBT COSTS OR GROUND LEASE PAYMENTS, IF ANY; (V) LEGAL FEES IN CONNECTION WITH LEASING, TENANT DISPUTES, ENFORCEMENT OF LEASES OR DEFENSE OF LANDLORD'S TITLE TO OR ANY INTEREST IN THE PREMISES, THE BUILDING OR THE PROPERTY; (VI) COSTS OF IMPROVEMENTS OR ALTERATIONS TO TENANT SPACES, INCLUDING BUT NOT LIMITED TO PERMIT, LICENSE AND INSPECTION FEES; (VII) COSTS PAID BY ANY TENANT DIRECTLY TO THIRD PARTIES OR AS TO WHICH LANDLORD IS OTHERWISE REIMBURSED BY ANY THIRD PARTY OR TENANT IN CONNECTION WITH ANY SERVICE PROVIDED FOR ANY TENANT; (VIII) ANY COSTS EXPRESSLY EXCLUDED FORM OPERATING COSTS ELSEWHERE IN THIS LEASE; (IX) COSTS OF ANY ITEMS TO THE EXTENT LANDLORD RECEIVES REIMBURSEMENT FROM INSURANCE PROCEEDS OR FROM A THIRD PARTY (SUCH PROCEEDS WILL BE DEDUCTED FROM OPERATING COSTS IN THE YEAR IN WHICH RECEIVED);
(X) COSTS INCURRED DUE TO A VIOLATION BY LANDLORD OR ANY OTHER TENANT OF ANY OF THE TERMS AND CONDITIONS OF ANY LEASE OR LAW; (XI) OVERHEAD AND PROFIT INCREMENTS OR OTHER SUMS PAID TO SUBSIDIARIES, AFFILIATES, OR OTHER PARTIES RELATED TO LANDLORD, OR TO LANDLORD'S ASSET MANAGER OR PROPERTY MANAGER (FOR ITEMS OTHER THAN THE PROPERTY MANAGEMENT FEE) FOR SERVICES, SUPPLIES OR OTHER MATERIALS, TO THE EXTENT THAT THE COST OF THE SERVICES, SUPPLIES OR MATERIALS EXCEED THE COSTS THAT WOULD HAVE BEEN PAID HAD THE SERVICES, SUPPLIES OR MATERIALS BEEN PROVIDED BY UNAFFILIATED PARTIES ON A COMPETITIVE BASIS; (XII) ADVERTISING OR PROMOTIONAL EXPENDITURES; AND, (XIII) SEPARATELY IDENTIFIABLE AND DIRECT COSTS INCURRED IN THE DAY TO DAY OPERATION OF THE PARKING FACILITIES; EXCLUDING ANY PORTION OF THE PROPERTY MANAGEMENT FEE ATTRIBUTABLE TO GROSS PARKING REVENUES. For purposes of this Lease, a new interpretation shall mean any interpretation, enforcement or application of a law enacted prior to the Commencement Date that imposes requirements with respect to the Building that Landlord in the exercise of sound business judgment and good faith at the time of Landlord's execution of this Lease would not have deemed applicable to the Building.

         (iii) "Year" shall mean the calendar year.

(C)  ESTIMATED COSTS:

     At the beginning of each year after the Base Year, Landlord shall furnish Tenant a written statement of estimated Operating Costs and Taxes for such year; a calculation of the amount, if any, by which such estimated Operating Costs and Taxes will exceed the relevant Base Amounts; and a calculation of Tenant's Pro Rata Share of any such amount. Tenant shall pay one-twelfth (1/12) of that amount as Additional Rent for each month during the year. If at any time during the year Landlord reasonably believes that the actual Operating Costs or Taxes will vary from such estimated Operating Costs or Taxes by more than five percent (5%), Landlord may by written notice to Tenant revise the estimate for such year, and Additional Rent for the balance of such year shall be paid based upon such revised estimates.

(D)  ACTUAL COSTS:

     Within ninety (90) days after the end of each year after the Base Year or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth Tenant's Pro Rata Share of the actual Operating Costs and Taxes in excess of the Base Amounts during the preceding year. If the actual Operating Costs in excess of the Base Amount or actual Taxes in excess of the Base Amount, or both, exceed the estimates for each paid by Tenant during the year, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement. If the actual Operating Costs in excess of the Base Amount or actual Taxes in excess of the Base Amount, or both, are less than the amount paid by Tenant to Landlord, then the amount of such overpayment by Tenant shall be, at Landlord's option, credited against any amounts owed by Tenant under this Lease, refunded by check to Tenant, or credited against the next Rent payable by Tenant hereunder. Notwithstanding any other provision of this Section 10, Tenant shall not receive any credit or offset to that extent against any other amount payable under this Lease to the extent actual Operating Costs or Taxes are less than the applicable Base Amount.

(E)  RECORDS AND ADJUSTMENTS:

     Landlord shall keep records showing all expenditures made in connection with Operating Costs and Taxes, and such records shall be available for inspection by Tenant within 60 days after receipt of the statement of actual costs; Landlord and Tenant agree the results of any such audit or review shall remain confidential. Tenant hereby waives any right to any adjustment of sums paid under this Section 10 unless a claim in writing specifying the reasons therefor is delivered to Landlord no later than TWELVE (12) months after the end of the year for which the sums were paid. Operating Costs and Taxes shall be prorated for any portion of a year at the beginning or end of the term of this Lease. Notwithstanding this Section 10, the Rent payable by Tenant shall in no event be less than the Rent specified in Section 1(h) hereof.

(F)  PERSONAL PROPERTY TAXES:

     Tenant shall pay all personal property taxes with respect to property of Tenant located on the Premises or in the Building. "Property of Tenant" shall include all improvements which are paid for by Tenant and "personal property taxes" shall include all property taxes assessed against the property of Tenant, whether assessed as real or personal property.

11.  CARE OF PREMISES:

     Landlord shall perform all normal maintenance and repairs reasonably determined by Landlord as necessary to maintain the Premises and the Building as a first-class office building; provided that Landlord shall not be required to maintain or repair any property of Tenant or any appliances (such as refrigerators, water heaters, microwave ovens, and the like) which are part of the Premises. Tenant shall take good care of the Premises. Tenant shall not make any alterations, additions or improvements ("Alterations") in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring (OTHER THAN LINES ADDRESSED SECTION 36) ("Changes") without first obtaining the written consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, CONDITIONED OR DELAYED, and, where appropriate, in accordance with plans and specifications reasonably approved by Landlord. Any Alterations or Changes required to be made to Tenant's Premises by any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law shall be made at Tenant's sole expense and shall be subject to the prior written consent of Landlord. Tenant shall reimburse Landlord for any reasonable sums expended for examination and approval of the architectural and mechanical plans and specifications of the Alterations and Changes and direct OUT OF POCKET costs reasonably incurred during any inspection or supervision of the Alterations or Changes. All damage or injury done to the Premises or Building by Tenant or by any persons who may be in or upon the Premises or Building with the express or implied consent of Tenant, including but not limited to the cracking or breaking of any glass of windows and doors, shall be paid for by Tenant. LANDLORD SHALL PERFORM ANY IMPROVEMENTS TO THE BUILDING COMMON AREAS REQUIRED BY THE AMERICANS WITH DISABILITIES ACT AND SUCH IMPROVEMENTS SHALL BE TREATED AS ANY OTHER EXPENSE MANDATED BY GOVERNMENTAL JURISDICTION.

12.  ACCESS:

     Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Upon reasonable notice, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of one hundred eighty (180) days prior to the expiration or sooner termination of the Lease term.

13.  DAMAGE OR DESTRUCTION:

(A)  DAMAGE AND REPAIR:

     If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the sixtieth day following the damage, give Tenant a notice of election to terminate this Lease. In the event of such election, this Lease shall be deemed to terminate on the third day after the giving of said notice, and Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the Rent and Additional Rent shall be apportioned as of the date of said surrender and any Rent and Additional Rent paid for any period beyond such date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building and insurance proceeds sufficient for restoration are available, or if Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of improvements to the Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as herein provided. To the extent that the Premises are rendered untenantable, the Rent and Additional Rent shall proportionately abate. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Landlord shall use its best efforts to effect such repairs promptly. NOTWITHSTANDING THE PROVISIONS OF SECTION 13(a) TO THE CONTRARY, WITHIN SIXTY
(60) DAYS FOLLOWING THE DATE OF SUCH DAMAGE OR DESTRUCTION, LANDLORD SHALL GIVE NOTICE TO TENANT OF THE ESTIMATED DATE FOR COMPLETION OF SUCH REPAIRS WITH RESPECT TO THE PREMISES OR THE BUILDING. IF RESTORATION OF TENANT'S PREMISES OR THE BUILDING IS REASONABLY ESTIMATED TO EXCEED 180 DAYS FROM THE DATE OF THE CASUALTY, THEN FOLLOWING TENANT'S RECEIPT OF THE ESTIMATED RESTORATION DATE, TENANT SHALL HAVE THE OPTION TO TERMINATE THIS LEASE BY GIVING LANDLORD WRITTEN NOTICE OF TERMINATION WITHIN 30 DAYS FOLLOWING THE RECEIPT OF SUCH NOTICE BY TENANT FROM LANDLORD; SUCH TERMINATION TO BE EFFECTIVE 30 DAYS FOLLOWING LANDLORD'S RECEIPT OF SUCH TERMINATION NOTICE FROM TENANT.

(b)  DESTRUCTION DURING LAST YEAR OF TERM:

     In case the Building shall be substantially destroyed by fire or other cause at any time during the last twelve months of the term of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within sixty (60) days of the date of such destruction.

(c)  TENANT IMPROVEMENTS:

     Landlord will not carry insurance of any kind on any improvements paid for by Tenant or on Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

14.  WAIVER OF SUBROGATION:

     Whether a loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in the Building or on the Land, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered AND PAID by their respective insurance policies, and (ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which are covered by a business interruption insurance policy or loss of rental income insurance policy held by Landlord or Tenant. Each party shall use best efforts to cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

15.  INDEMNIFICATION:

     (a) Tenant shall indemnify and hold Landlord harmless from and against liabilities, damages, losses, claims, and expenses, including attorneys fees, arising FROM DAMAGE TO PROPERTY OR INJURY TO OR DEATH OF ANY PERSON TO THE EXTENT CAUSED BY ANY NEGLIGENT ACT, NEGLIGENT OMISSION, OR WILLFUL MISCONDUCT, of Tenant or its officers, contractors, licensees, agents, OR employees, in or about the Building or Premises or arising from any breach or default under this Lease by Tenant. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, clients or customers or other tenants of the Building.

     (b) Landlord shall indemnify and hold Tenant harmless from and against all liabilities, damages, losses, claims, and expenses, including attorneys' fees arising FROM DAMAGE TO PROPERTY OR INJURY TO OR DEATH OF ANY PERSON TO THE EXTENT CAUSED BY ANY NEGLIGENT ACT, NEGLIGENT OMISSION, OR WILLFUL MISCONDUCT, of Landlord or its officers, contractors, licensees, agents, OR employees, in or about the Building or Premises, or arising from any breach or default under this Lease by Landlord. Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by theft, or by any act or neglect of Tenant or any other tenant or occupant of the Building or any third parties.

16.  INSURANCE:

(a)  LIABILITY INSURANCE:

     Tenant shall, throughout the term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability (occurrence form) insurance, including contractual liability insuring Tenant's activities upon, in or about the Premises or the Building against claims of bodily injury or death or property damage or loss with a combined single limit of not less than Three Million Dollars ($3,000,000) per occurrence and Five Million Dollars ($5,000,000) in the aggregate. Landlord and the Building manager shall be named as an additional insureds.

(b)  PROPERTY INSURANCE:

     Tenant shall, throughout the term of this Lease and any renewal thereof, at its own expense, keep and maintain in full force and effect, what is commonly referred to as "All Risk" or "Special" coverage insurance (excluding earthquake and flood) on Tenant's leasehold improvements in an amount not less than one hundred percent (100%) of the replacement value thereof.

(c)  INSURANCE POLICY REQUIREMENTS:

     All insurance required under this Section 16 shall be with companies rated AX or better by A.M. Best or otherwise reasonably approved by Landlord. No insurance policy required under this Section 16 shall be cancelled or reduced in coverage except after forty-five (45) days prior written notice to Landlord, except after ten (10) days prior written notice to Landlord in the case of non-payment of premium.

(d)  CERTIFICATE OF INSURANCE:

     Tenant shall deliver to Landlord prior to the Commencement Date, and from time to time thereafter, copies of policies of such insurance or certificates evidencing the existence and amounts of same and evidencing Landlord and the Building manager as additional insureds thereunder. In no event shall the limits of any insurance policy required under this Section 16 be considered as limiting the liability of Tenant under this Lease. LANDLORD WILL PROVIDE A CERTIFICATE OF INSURANCE TO TENANT UPON TENANT'S REQUEST, PROVIDED TENANT REIMBURSES LANDLORD FOR ITS REASONABLE OUT-OF-POCKET COSTS INCURRED FOR PROVIDING SUCH CERTIFICATE.


(E)  PRIMARY POLICIES:

     All policies required under Section 16(a) shall be written as primary policies and not contributing to or in excess of any coverage Landlord may choose to maintain.



17.  ASSIGNMENT AND SUBLETTING:


(A)  ASSIGNMENT OR SUBLEASE:

     Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease nor sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent. SUCH consent shall not be unreasonably withheld, except: (1) Landlord may withhold its consent if in Landlord's judgment occupancy by any proposed assignee, subtenant, or other transferee (i) is not consistent with the maintenance and operation of a first-class office building due to the nature of the proposed occupant's business or manner of conducting business or its experience or reputation in the community, or (ii) is likely to cause disturbance to the normal use and occupancy of the Building; (2) Landlord may withhold in its absolute and sole discretion consent to any mortgage, hypothecation, pledge, or other encumbrance of any interest in this Lease or the Premises by Tenant or any subtenant; (3) Landlord may withhold its consent to the extent it deems necessary to comply with any restriction on use of the Premises, the Building, or the Land contained in any lease, mortgage, or other agreement or instrument by which the Landlord is bound or to which any of such property is subject. No such assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. Each request for an assignment or subletting must be accompanied by a Processing Fee of $500 in order to reimburse Landlord for expenses, including attorneys fees, incurred in connection with such request ("Processing Fee"). Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments. TRANSFER OF STOCK OWNERSHIP OFTENANT SHALL NOT BE DEEMED TO BE AN ASSIGNMENT OR TRANSFER OF THIS LEASE.

(b)  LANDLORD RIGHT TO TERMINATE PORTION OF LEASE:

[INTENTIONALLY DELETED]

(c)  TENANT TRANSFER OF LEASE:

     If a Tenant is a corporation or partnership, any transfer of this Lease by merger, consolidation or liquidation, shall constitute an assignment for the purpose of this Section. If Tenant is a partnership, conversion of Tenant to a limited liability company or partnership or to a corporation (or to another entity by which the parties in Tenant would be relieved of liability to any creditors of Tenant) shall constitute an assignment for purposes of this Section.

(d)  ASSIGNEE OBLIGATIONS:

     As a condition to Landlord's approval, any potential assignee otherwise approved by Landlord shall assume in writing all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants and conditions of this Lease.

(e)  SUBLESSEE OBLIGATIONS:

     Any sublessee shall assume all obligations of Tenant as to that portion of the Premises which is subleased and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants, and conditions of this Lease with respect to such portion of the Premises.

18.  SIGNS:

     Tenant shall not place or in any manner display any sign, graphics, or other advertising matter anywhere in or about the Premises or the Building at places visible (either directly or indirectly) from anywhere outside the Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby. Landlord shall not unreasonably withhold its consent to normal Tenant signage within the Premises which is consistent in Landlord's opinion with the Building's image and signage and graphics program. Signage other than Building directory or building standard elevator lobby directory signage is at Tenant's sole expense.

19.  LIENS AND INSOLVENCY:

(a)  LIENS:

     Tenant shall keep its interest in this Lease, the Premises, the Land and the Building free from any liens arising out of any work performed and materials ordered or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord harmless from any liability from any such lien including without limitation, liens arising from ANY TENANT IMPROVEMENT WORK UNDERTAKEN BY TENANT. In the event any lien is filed against the Building, the Land or the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord and at Tenant's expense, immediately cause such lien to be released of record or furnish to Landlord a bond, in form and amount and issued by a surety reasonably satisfactory to Landlord, indemnifying Landlord, the Land and the Building against all liability, costs and expenses, including attorneys fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Premises arising from work done or materials provided to or for Tenant, if, and only if, such proceedings suspend the collection thereof against Landlord, Tenant and the Premises and neither the Premises, the Building nor the Land nor any part thereof or interest therein is or will be in any danger of being sold, forfeited or lost.

(b)  INSOLVENCY:

     If Tenant becomes insolvent or voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, Landlord at its option may terminate this Lease and Tenant's right of possession under this Lease and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding.

20.  DEFAULT:

(a)  CUMULATIVE REMEDIES:

     All rights of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction the violation or threatened violation of any of the covenants, agreements or conditions of this Lease.

(b)  TENANT'S RIGHT TO CURE:

     Tenant shall have a period of TEN (10) business days from the date of written notice from Landlord to Tenant within which to cure any default in the payment of Rent, Additional Rent and other sums due hereunder. Tenant shall have a period of THIRTY (30) days from the date of written notice from Landlord to Tenant within which to cure any other default hereunder; provided, however, that with respect to any such default capable of being cured by Tenant which cannot be cured within THIRTY (30) days, the default shall not be deemed to be uncured if Tenant commences to cure within THIRTY (30) days and for so long as Tenant is diligently pursuing the cure thereof.

(c)  ABANDONMENT:

     Abandonment shall be defined as an absence from the Premises of five (5) days or more while Tenant is in default or Landlord otherwise reasonably determines that Tenant has abandoned the Premises and its interest under this Lease. Any abandonment by Tenant shall be considered a default with no right to cure, allowing Landlord to re-enter the Premises as hereinafter set forth.

(d)  LANDLORD'S REENTRY:

     Upon abandonment or an uncured default of this Lease by Tenant, Landlord, in addition to any other rights or remedies it may have, at its option, may enter the Premises or any part thereof, and expel, remove or put out Tenant or any other persons who may be thereon, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms (which may be for a term less than or extending beyond the term hereof) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change the Premises, Tenant remaining liable for any deficiency computed as hereinafter set forth. In the case of any default, reentry and/or dispossession all Rent and Additional Rent shall become due thereupon, together with such expenses as Landlord may reasonably incur for attorneys fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental, together with interest thereon as provided in Section 37(f) hereof, accruing from the date of any such expenditure by Landlord. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant.

(e)  RELETTING THE PREMISES:

     At the option of Landlord, rents received by Landlord from such reletting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent and Additional Rent due hereunder; second, to the payment of THE PRO RATA SHARE, BASED ON THE REMAINING TERM OF TENANT'S LEASE COMPARED TO THE TOTAL TERM OF THE NEW TENANT'S LEASE, OF any costs and expenses of such reletting and including, but not limited to, attorneys fees, advertising fees and brokerage fees, and to the payment of any repairs, renovations, remodeling, redecoration, alterations and changes in the Premises; third, to the payment of Rent and Additional Rent due and to become due hereunder, and, if after so applying said Rents there is any deficiency in the Rent or Additional Rent to be paid by Tenant under this Lease, Tenant shall pay any deficiency to Landlord monthly on the dates specified herein. Any payment made or suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. The failure of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the Rent thereof, and in no event shall Tenant be entitled to receive any excess of net Rents collected over sums payable by Tenant to Landlord hereunder. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous breach and default. Should Landlord terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the then present value of Rent and Additional Rent reserved in this Lease for the balance of the

Term, as it may have been extended, over the then fair market rental value of the Premises for the same period, plus all court costs and attorneys fees incurred by Landlord in the collection of the same.

(f)  TRADE FIXTURES:

21.  PRIORITY:

     (a) Tenant agrees that this Lease shall be subordinate to any first mortgage or deed of trust now existing upon the Premises or the Building created by or at the instance of Landlord and to any and all advances to be made thereunder and to interest thereon and all renewals, , or extensions thereof ("Landlord's Mortgage"). Upon demand by Landlord or the holder of any Landlord's Mortgage ("Holder"), Tenant shall execute and deliver subordination and attornment agreements in form and substance satisfactory to such Holder. Notwithstanding the foregoing, upon demand of such Holder, such Landlord's Mortgage shall be subordinate to this Lease; provided, however, that in such event, notwithstanding such subordination, such Landlord's Mortgage shall be superior to this Lease with respect to (i) the right, claim and lien of the Landlord's Mortgage in, to and upon any award or other compensation for any taking by eminent domain of any part of the Premises or the Building and the right of disposition thereof in accordance with the provisions of the Landlord's Mortgage; and upon any proceeds payable under any policies of fire and rental insurance upon the Premises or the Building and to the right of disposition thereof in accordance with the terms of the Landlord's Mortgage; (ii) any lien, right or judgment which may have arisen at any time under the terms of the Lease; and (iii) such other matters as may be specifically reserved by the Holder of such Landlord's Mortgage in writing in connection with such subordination.

     (b) Upon request Tenant shall attorn to the Holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage, PROVIDING THAT SUCH PERSON AGREES TO RECOGNIZE TENANT'S LEASE AND NOT DISTURB TENANT'S QUIET ENJOYMENT OF THE PREMISES UNDER THE LEASE. Tenant shall properly execute, acknowledge and deliver instruments which the holder of any Landlord's Mortgage may reasonably require to effectuate the provisions of this Section.

     (c) IN THE EVENT ANY LANDLORD'S MORTGAGE IS HEREAFTER PLACED UPON THE PREMISES OR THE BUILDING BY OR AT THE INSTANCE OF LANDLORD, UPON THE REQUEST OF THE HOLDER THEREOF THIS LEASE SHALL BE SUBORDINATE TO SUCH MORTGAGE OR DEED OF TRUST AND TO ANY AND ALL ADVANCES THEREUNDER, INTEREST THEREON AND ALL RENEWALS, REPLACEMENTS, OR EXTENSIONS THEREOF, PROVIDED THAT SUCH HOLDER AND TENANT SHALL ENTER INTO AN AGREEMENT FOR SUBORDINATION, ATTORNMENT, AND NON-DISTURBANCE BY WHICH SUCH HOLDER SHALL AGREE TO RECOGNIZE THIS LEASE AND NOT DISTURB TENANT'S OCCUPANCY UNDER THIS LEASE AS LONG AS TENANT IS NOT IN DEFAULT HEREUNDER BEYOND ANY APPLICABLE PERIOD TO CURE, AND OTHERWISE UPON SUCH TERMS AND CONDITIONS AS ARE THEN CUSTOMARILY IN USE BY INSTITUTIONAL LENDERS IN LIKE CIRCUMSTANCES AND ARE REASONABLY ACCEPTABLE TO SUCH HOLDER AND TO TENANT. NOTWITHSTANDING THE FOREGOING, UPON THE DEMAND OF SUCH HOLDER, A SUBSEQUENT LANDLORD'S MORTGAGE SHALL BE SUBORDINATE TO THIS LEASE UPON THE TERMS AND CONDITIONS SET FORTH IN THE THIRD SENTENCE OF SECTION 21(A) ABOVE.

22.  SURRENDER OF POSSESSION:

     Subject to the terms of Section 13 relating to damage and destruction, upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and tear AND CASUALTY DAMAGE AND DESTRUCTION excepted.

23.  REMOVAL OF PROPERTY:

     Tenant shall remove all of its movable personal property, telephone, data and computer cabling, and trade fixtures paid for by Tenant which can be removed without damage to the Premises at the expiration or earlier termination of this Lease, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. All other improvements and additions to the Premises shall thereupon become the property of Landlord. NOTWITHSTANDING THE FOREGOING, UPON THE EXPIRATION OR SOONER TERMINATION OF THIS LEASE TENANT SHALL REMOVE ALL NON-STANDARD IMPROVEMENTS (E.G. SOUND STUDIO, RAISED FLOORING IN A COMPUTER ROOM, SERVERS, ETC.) MADE TO THE PREMISES BY TENANT; SUCH NON-STANDARD IMPROVEMENTS SHALL BE IDENTIFIED BY LANDLORD AND TENANT UPON COMPLETION OF PLANS FOR THE INITIAL PREMISES AND ANY FURTHER EXPANSIONS.

24. NON-WAIVER:

     Waiver by Landlord or Tenant of any term, covenant or condition herein contained or any breach thereof shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of any payment hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the amount so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment.

25.  HOLDOVER:

     If Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable law. During such tenancy, Tenant agrees to pay to Landlord the greater of (a) the then quoted rates for similar space in the Building or (b) ONE HUNDRED TEN PERCENT (110%) of the Rent and Additional Rent in effect upon the date of such expiration as stated herein, and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent and Additional Rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Section 25 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant shall hold over after the expiration or earlier termination of this Lease without the written consent of Landlord, such occupancy shall be deemed an unlawful detainer of the Premises subject to the applicable laws of the state in which the Building is located and, in addition, Tenant shall be liable for any costs, damages, losses and expenses incurred by Landlord as a result of Tenant's failure to surrender the Premises in accordance with this Lease.

26.  CONDEMNATION:

(a)  ENTIRE TAKING:

     If all of the Premises or such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent, Additional Rent and other payments shall be paid to that date.

(b)  CONSTRUCTIVE TAKING OF ENTIRE PREMISES:

     In the event of a taking of a material part of but less than all of the Building, where Landlord shall reasonably determine that the remaining portions of the Premises cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons), or if, in the opinion of Landlord, the Building should be restored in such a way as to alter the Premises materially, Landlord shall forward a written notice to Tenant of such determination not more than sixty (60) days after the date of taking. The term of this Lease shall expire upon such date as Landlord shall specify in such notice but not earlier than sixty (60) days after the date of such notice.

(c)  PARTIAL TAKING:

     In case of taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority. If a portion of the Premises shall be so taken which renders the remainder of the Premises unsuitable for continued occupancy by Tenant under this Lease, Tenant may terminate this Lease by written notice to Landlord within sixty (60) days after the date of such taking and the term of this Lease shall expire upon such date as Tenant shall specify in such notice not later than sixty (60) days after the date of such notice.

(d)  AWARDS AND DAMAGES:

     Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property and leasehold improvements paid for by Tenant (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

27.  NOTICES:

     All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, or nationally recognized courier (such as Federal Express, DHL, etc.), postage prepaid, to Landlord and to Tenant at the Notice Addresses provided in Section 1(m) (provided that after the Commencement Date any such notice may be mailed or delivered by hand to Tenant at the Premises) and to the holder of any mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

28.  COSTS AND ATTORNEYS FEES:

     If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises, each party shall, and hereby does, to the extent permitted by law, waive trial by jury and the losing party shall pay the prevailing party a reasonable sum for attorneys fees in such suit, at trial and on appeal, and such attorneys fees shall be deemed to have accrued on the commencement of such action.

29.  LANDLORD'S LIABILITY:

     Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and Building, but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Building, as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted (EXCEPT FOR THE PURPOSE OF OBTAINING JURISDICTION OVER LANDLORD'S INTEREST IN THE BUILDING) or enforceable against Landlord or its partners or their respective heirs, legal representatives, successors, and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

30.  ESTOPPEL CERTIFICATES:

     Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement prepared by Landlord stating: The date this Lease was executed and the date it expires; the date the term commenced and the date Tenant accepted the Premises; the amount of minimum monthly Rent and the date to which such Rent has been paid; and certifying to the extent true: That this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by Landlord have been satisfied; that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing claims, defenses or offsets which Tenant has against the enforcement of this Lease by Landlord; that the security deposit is as stated in the Lease; and such other matters as Landlord may reasonably request. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or the holder of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within FIFTEEN (15) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

31.  TRANSFER OF LANDLORD'S INTEREST:

     In the event of any transfers of Landlord's interest in the Premises or in the Building, other than a transfer for security purposes only, AND PROVIDED THE TRANSFEREE AGREES WITH TENANT TO ASSUME AND PERFORM ALL OF LANDLORD'S OBLIGATIONS UNDER THE LEASE FROM AND AFTER THE DATE OF TRANSFER, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to the transferee.

32.  RIGHT TO PERFORM:

     If Tenant shall fail to pay any sum of money, other than Rent and Additional Rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Any sums paid by Landlord hereunder shall be immediately due and payable by Tenant to Landlord and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

33.  QUIET ENJOYMENT:

     Tenant shall have the right to the peaceable and quiet use and enjoyment of the Premises, subject to the provisions of this Lease, as long as Tenant is not in default hereunder.

34.  CORPORATE AUTHORITY:

     If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. At Landlord's request, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution of this Lease.

35.  HAZARDOUS MATERIALS:

(a)  TENANT OBLIGATIONS:

         (i) Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Premises or the Building, or any adjacent property, or in any improvements placed on the Premises. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any hazardous waste or materials, except only ordinary and general office supplies typically used in first-class downtown office buildings and only in such quantities or concentrations as allowed under applicable laws, rules and regulations. As used in this Section, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) pursuant to any statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all such statutes, regulations, rules and ordinances, and if Tenant fails to so comply Landlord may, after reasonable prior notice to Tenant (except in case of emergency) effect such compliance on behalf of Tenant. Tenant shall immediately reimburse Landlord for all costs incurred in effecting such compliance.

         (ii) Tenant agrees to indemnify and hold harmless Landlord against any and all losses, liabilities, suits, obligations, fines, damages, judgements, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, consultant fees, attorneys' fees and disbursements) which may be imposed on, incurred or paid by Landlord, or asserted in connection with (i) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (ii) the acts or omissions of Tenant, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials.

(b)  LANDLORD OBLIGATIONS:

     Landlord represents to Tenant that, to the best of Landlord's knowledge, no hazardous waste or materials have been generated, stored or disposed of on the Premises other than in compliance with all applicable laws. Landlord will hold Tenant harmless from and indemnify Tenant against any actual costs resulting from any breach of this representation or resulting from the release of hazardous waste or materials on the Premises by Landlord or its employees, agents or contractors. Landlord shall not be responsible for any hazardous waste or materials resulting from the acts of other tenants or occupants of the Building or other third parties, or for consequential damages arising from the presence of any hazardous wastes or materials on the Premises or in the Building.

36.  TELECOMMUNICATIONS LINES AND EQUIPMENT:

(a)  LOCATION OF TENANT'S EQUIPMENT AND LANDLORD CONSENT:

     (i) TENANT MAY INSTALL, MAINTAIN, REPLACE, REMOVE AND USE COMMUNICATIONS AND COMPUTER WIRES, CABLES AND RELATED DEVICES NECESSARY FOR THE OPERATION OF TENANT'S BUSINESS (COLLECTIVELY, THE "LINES") WHICH: CONNECT TO THE INTRABUILDING NETWORK CABLING ("INC"); INTERCONNECT TENANT'S PREMISES ON MULTIPLE FLOORS IN THE BUILDING; OR, IN THE ABSENCE OF INC ADEQUATE TO SERVICE TENANT'S BUSINESS, CONNECT TO LINES PROVIDED BY TENANT'S COMMUNICATIONS SERVICE PROVIDER, AND LANDLORD SHALL NOT ASSESS ANY SURCHARGES FOR ACCESS TO INSTALL SUCH LINES OTHER THAN PURSUANT TO EXHIBIT F. LANDLORD SHALL PROVIDE SPACE NECESSARY TO ACCOMMODATE THE LINES SUBJECT TO LANDLORD'S CONSENT RIGHTS AND ALL OTHER RIGHTS SPECIFIED HEREIN. TENANT MUST OBTAIN LANDLORD'S PRIOR WRITTEN CONSENT, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD, FOR TENANT'S INITIAL WIRING PLAN FOR EACH FLOOR OF TENANT'S PREMISES AND FOR TENANT'S INITIAL WORK AND ALL SUBSEQUENT WORK IN THE BUILDING COMMON AREAS. TENANT SHALL LOCATE ALL ELECTRONIC TELECOMMUNICATIONS AND SWITCHING EQUIPMENT WITHIN THE PREMISES. TENANT'S REQUEST FOR CONSENT TO TENANT'S INITIAL WIRING PLAN FOR EACH FLOOR OF TENANT'S PREMISES AND TO TENANT'S INITIAL AND SUBSEQUENT WORK IN THE BUILDING COMMON AREAS SHALL CONTAIN DETAILED PLANS, DRAWINGS AND SPECIFICATIONS IDENTIFYING ALL WORK TO BE PERFORMED, THE TIME SCHEDULE FOR COMPLETION OF THE WORK, THE IDENTITY OF THE ENTITY THAT WILL PROVIDE SERVICE TO THE LINES AND THE

IDENTITY OF THE ENTITY THAT WILL PERFORM THE PROPOSED WORK (WHICH ENTITY SHALL BE SUBJECT TO LANDLORD'S REASONABLE APPROVAL). LANDLORD SHALL HAVE FIVE (5) BUSINESS DAYS IN WHICH TO EVALUATE THE REQUEST AFTER IT IS SUBMITTED BY TENANT.

     (ii) LANDLORD MAY CONSIDER THE FOLLOWING FACTORS IN MAKING ITS DETERMINATION OF CONSENT: (A) THE EXPERIENCE, QUALIFICATIONS AND PRIOR WORK PRACTICE OF THE PROPOSED CONTRACTOR AND ITS ABILITY TO PROVIDE SUFFICIENT INSURANCE COVERAGE FOR ITS WORK AT THE BUILDING; (B) WHETHER OR NOT THE PROPOSED WORK WILL ADVERSELY AFFECT IN A MATERIAL WAY THE OPERATION OF ANY THEN EXISTING LINES AT THE BUILDING; (C) WHETHER OR NOT TENANT IS IN DEFAULT OF ANY OF ITS OBLIGATIONS UNDER THIS LEASE; (D) WHETHER TENANT'S PROPOSED SERVICE PROVIDER IS WILLING TO ENTER INTO A TELECOMMUNICATIONS LICENSE AGREEMENT WITH LANDLORD, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF REASONABLE MONETARY COMPENSATION FOR THE USE AND OCCUPATION OF THE BUILDING; AND (E) WHETHER THE WORK OR RESULTING LINES WOULD ADVERSELY AFFECT IN A MATERIAL WAY THE STRUCTURAL INTEGRITY OF THE LAND, BUILDING OR ANY SPACE IN THE BUILDING IN ANY MANNER. THE PARTIES AGREE THAT THE RATES SHOWN ON EXHIBIT F ARE REASONABLE CHARGES FOR A SERVICE PROVIDER'S USE AND OCCUPATION OF THE BUILDING. LANDLORD'S RATES SHALL NOT EXCEED THE RATES GENERALLY CHARGED BY CLASS A BUILDINGS IN SEATTLE. TENANT AND ITS SERVICE PROVIDERS SHALL NOT BE REQUIRED BY LANDLORD TO PAY COMPENSATION FOR LINES WHICH INTERCONNECT TENANT'S PREMISES.

     (iii) LANDLORD'S CONSENT TO TENANT'S INITIAL WIRING PLANS FOR EACH FLOOR OF TENANT'S PREMISES, AND FOR TENANT'S WORK IN THE BUILDING COMMON AREAS OR TENANT'S CONTRACTOR, OR REQUIREMENTS CONCERNING, THE LINES OR ANY EQUIPMENT RELATED THERETO, THE PLANS, SPECIFICATIONS OR DESIGNS RELATED THERETO, THE CONTRACTOR OR SUBCONTRACTOR, OR THE WORK PERFORMED HEREUNDER, SHALL NOT BE DEEMED A WARRANTY AS TO THE ADEQUACY THEREOF, AND LANDLORD HEREBY DISCLAIMS ANY RESPONSIBILITY OR LIABILITY FOR THE SAME. LANDLORD DISCLAIMS ALL RESPONSIBILITY FOR THE CONDITION OR UTILITY OF THE LINES AND MAKES NO REPRESENTATION REGARDING THE SUITABILITY OF THE LINES FOR TENANT'S INTENDED USE.

     (iv) TENANT SHALL (A) PAY ALL COSTS IN CONNECTION WITH TENANT'S WORK ON THE LINES; (B) COMPLY WITH ALL REQUIREMENTS AND CONDITIONS OF THIS SECTION; (C) USE, MAINTAIN AND OPERATE THE LINES AND RELATED EQUIPMENT IN ACCORDANCE WITH AND SUBJECT TO ALL LAWS GOVERNING THE LINES AND EQUIPMENT.

TENANT SHALL FURTHER INSURE THAT (I) TENANT'S CONTRACTOR COMPLIES WITH THE PROVISIONS OF THIS SECTION AND LANDLORD'S REASONABLE REQUIREMENTS GOVERNING ANY WORK PERFORMED; (II) TENANT'S CONTRACTOR PROVIDES ALL INSURANCE REQUIRED BY LANDLORD; (III) ANY WORK PERFORMED SHALL COMPLY WITH ALL LAWS; AND (IV) AS SOON AS THE WORK IN COMPLETED, TENANT SHALL SUBMIT "AS-BUILT" DRAWINGS TO LANDLORD.

[INTENTIONALLY OMITTED]

(b)  LANDLORD'S COMMON SPACES:

     LANDLORD SHALL PROVIDE ALL ACCESS FOR THE LINES THROUGH BUILDING COMMON SPACES NECESSARY FOR TENANT TO INSTALL THE LINES. LANDLORD WILL PERMIT TENANT ACCESS TO THE LINES TO ALLOW TENANT TO INSTALL, INSPECT, MAINTAIN AND REPAIR THE LINES IN THE COMMON AREAS, FOLLOWING REASONABLE NOTICE FROM TENANT TO LANDLORD'S MANAGEMENT OFFICE AND SUBJECT TO LANDLORD'S CONSENT RIGHTS AND ALL OTHER RIGHTS SPECIFIED HEREIN.

(c)  INDEMNIFICATION:

     In addition to any other indemnification obligations under this Lease, Tenant shall indemnify and hold harmless Landlord and its employees, agents, officers, and contractors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including reasonable attorneys' fees) arising out of or in any way related to the acts and omissions of Tenant, Tenant's officers, directors, employees, agents, contractors, subcontractors, subtenants, and invitees with respect to:
(i) any Lines or equipment related thereto serving Tenant in the Building; (ii) any personal injury (including wrongful death) or property damage arising out of or related to any Lines or equipment related thereto serving Tenant in the Building; (iii) any lawsuit brought or threatened, settlement reached, or governmental order, fine or penalty relating to such Lines or equipment related thereto; and (iv) any violations or Laws or demands of governmental authorities, or any reasonable policies or requirement of Landlord, which are based upon or in any way related to such Lines or equipment. This indemnification and hold harmless agreement shall survive the termination of this Lease.

(d)  LIMITATION OF LIABILITY:

     Except to the extent arising from the negligence OF, BREACH OF THIS LEASE BY, or willful misconduct of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (I) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, or replacement, use or removal of Lines by or for other tenants or occupants at the Building, by any failure of the environmental conditions or the power supply for the Building to conform to any requirement of the Lines or any associated equipment, or any other problems associated with any Lines by any other cause; (ii) any failure of any Lines to satisfy Tenant's requirements; or
(iii) any eavesdropping or wire-tapping by unauthorized parties. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease.

(e)  ELECTROMAGNETIC FIELDS:

     If Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, Landlord reserves the right to require Tenant to appropriately insulate the Lines therefore (including riser cables) to prevent such excessive electromagnetic fields or radiation.

37.  GENERAL:

(a)  HEADINGS:

     Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(b)  SUCCESSORS AND ASSIGNS:

     All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective, successors and assigns.

(c)  PAYMENT OF BROKERS:

     Landlord shall pay the commissions due those real estate brokers or agents named in Section 1(k). If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall indemnify and hold Landlord harmless against any liability in respect thereto, including Landlord's attorneys' fees and costs in defense of any such claim.

(d)  ENTIRE AGREEMENT:

     This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

(e)  SEVERABILITY:

     Any provision of this Lease which shall be held invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

(f)  OVERDUE PAYMENTS:

     Tenant acknowledges that a late payment of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, but not be limited to, processing and accounting charges, and penalties imposed by terms of any contracts, mortgages or deeds of trust covering the Building. Therefore, in the event Tenant shall fail to pay any Rent, Additional Rent or other sums payable by Tenant under this Lease for five
(5) days after TENANT'S RECEIPT OF LANDLORD'S WRITTEN NOTICE THAT such amount is PAST due, then Tenant shall pay Landlord, as Additional Rent, a late charge ("Late Charge") equal to 5% of such amount owing, but not in excess of the highest rate permitted by law. In addition to any Late Charges which may be incurred hereunder, any Rent, Additional Rent or other sums payable by Tenant under this Lease which are more than thirty (30) days past due, shall bear interest at a rate equal to FOUR PERCENTAGE POINTS ABOVE THE PRIME RATE OF INTEREST PUBLISHED OR ANNOUNCED FROM TIME TO TIME BY SEATTLE FIRST NATIONAL BANK OR ITS SUCCESSOR per annum but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment ("Overdue Fee"); provided, however, the minimum Overdue Fee shall be $100.00.

(g)  FORCE MAJEURE:

     Except for the payment of Rent, Additional Rent and other sums payable by Tenant, time periods for Tenant's or Landlord's performance under any provisions of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to circumstances beyond Tenant's or Landlord's reasonable control.

(h)  RIGHT TO CHANGE PUBLIC SPACES:

     Landlord shall have the right at any time, without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building. Nevertheless, in no event shall Landlord diminish any service, change the arrangement or location of the elevators serving the Premises, make any change which shall diminish the area of the Premises, make any change which shall interfere with access to the Premises or change the character of the Building from that of a first-class office building.

(I)  GOVERNING LAW:

     This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

(J)  BUILDING DIRECTORY:

     Landlord shall maintain in the lobby of Building a directory which shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building.

(K)  BUILDING NAME:

     The Building shall be known by such name as Landlord may designate from time to time.

                                     ###

IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

TENANT:       PROGRESSIVE NETWORKS, INC.
              a Washington corporation


              By:/s/ Andrew F. Sharpless
                 -----------------------------------------
                 Its: SVP
                     -------------------------------------

                         TENANT CORPORATE ACKNOWLEDGMENT

STATE OF  WASHINGTON              )
                                  )  ss.
COUNTY OF KING                    )

     THIS IS TO CERTIFY that on this 21st day of MARCH, 1996, before me, the undersigned, a notary public in and for the state of WASHINGTON , duly commissioned and sworn, personally appeared ANDREW F. SHARPLESS, to me known to be the SENIOR VICE PRESIDENT respectively, of Progressive Networks, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                       Signature   /s/ JUDITH K. HOYLE
                                   --------------------------------------------
                       Printed Name    JUDITH K. HOYLE
                                   ---------------------------------------------

                       Notary public in and for the state of WASHINGTON, residing at SEATTLE

                       My appointment expires 11-6-99

LANDLORD:        WRIGHT RUNSTAD PROPERTIES L.P.
                 a Delaware limited partnership

                 By:  WRIGHT RUNSTAD ASSET MANAGEMENT L.P.,
                        a Washington limited partnership

                      By:  WRAM, Inc.
                            a Washington corporation



                                       By:  /s/ H. JON RUNSTAD
                                            -----------------------------------

                                       Its             H. JON RUNSTAD
                                            -----------------------------------
                                                        CHAIRMAN AND
                                                  CHEIF EXECUTIVE OFFICER


                             LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON    )
                       )  ss.
COUNTY OF KING         )

     THIS IS TO CERTIFY that I know or have satisfactory evidence that H. JON RUNSTAD, is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the CHAIRMAN AND CEO of WRAM, Inc., a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSET MANAGEMENT L.P., a limited partnership, to me known to be the general partner of WRIGHT RUNSTAD PROPERTIES L.P., the limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal this 22nd day of March, 1996.

                       Signature /s/ CORLISS J. PERDAEMS
                                ------------------------------------------------
                       Printed Name CORLISS J. PERDAEMS
                                    --------------------------------------------
                       Notary public in and for the state of Washington, residing at SEATTLE
                                    --------------------------------------------
                       My appointment expires  3/29/96
                                              ----------------------------------